                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                         LABOR READY, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                         LABOR READY, INC.
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                               Tacoma, Washington
                               September 15, 2000

Dear Shareholders:

    It is a pleasure to invite you to your Company's 2000 Annual Meeting of Shareholders, to be held at the La Quinta Inn, 1425 East 27th Street, Tacoma, Washington, on Wednesday, October 25, 2000, at 10:00 a.m. (Pacific Daylight
Time).

    The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement.

    I look forward to seeing our shareholders at the meeting. We will report on Labor Ready's operations and respond to any questions you may have.

    YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.

                                          Very truly yours,

                                          [LOGO]

                                          Robert J. Sullivan
                                          Chairman of the Board

                               LABOR READY, INC.
                             1016 SOUTH 28TH STREET
                            TACOMA, WASHINGTON 98409

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, OCTOBER 25, 2000

                             ---------------------

To the Shareholders:

    The annual meeting of the Shareholders of Labor Ready, Inc., a Washington corporation, will be held at the La Quinta Inn, 1425 East 27th Street, Tacoma, Washington, on Wednesday, October 25, 2000, at 10:00 a.m. (Pacific Daylight
Time) for the following purposes:

    1. to elect the directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified; and

    2. to ratify the selection of Arthur Andersen LLP as Labor Ready, Inc.'s independent public auditors for the fiscal year ending December 31, 2000.

    Only shareholders of record at the close of business on September 1, 2000, will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          [SIG]

                                          Ronald L. Junck
                                          Secretary
                                          Tacoma, Washington
                                          September 15, 2000

                             YOUR VOTE IS IMPORTANT

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

                               LABOR READY, INC.
                             1016 SOUTH 28TH STREET
                            TACOMA, WASHINGTON 98409

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, OCTOBER 25, 2000

                            ------------------------

    The Board of Directors of Labor Ready, Inc., a Washington corporation, is soliciting your proxy to vote your shares at the 2000 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, October 25, 2000, at the La Quinta Inn, 1425 East 27th Street, Tacoma, Washington, and at any adjournment thereof. This proxy statement contains the required information under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares.

    REVOCATION OF PROXIES. If you execute a proxy, you will retain the right to revoke it at any time before it is voted. You may revoke or change your proxy before it is voted by: (i) sending a written revocation to the Corporate Secretary of the Company at 1016 South 28th Street, Tacoma, Washington 98409;
(ii) submitting a proxy with a later date; (iii) delivering a written request in person to return the executed proxy; or (iv) attending the annual meeting and voting at the annual meeting. Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should give written notice to the Secretary of the Company at or before the annual meeting so that the number of shares represented by proxy can be recomputed.

    VOTING OF PROXIES. If you properly execute and return the enclosed proxy card, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. We urge you to specify your choices by marking the appropriate box on the enclosed proxy card; if you sign and return the proxy card without indicating your instructions, your shares will be voted FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR PROPOSAL 2, and with respect to any other business that may come before the meeting, as recommended by the Board of Directors. You may vote for, against, or abstain from voting on, any matter that may properly come before the meeting.

    QUORUM. A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

    EFFECT OF ABSTENTIONS AND BROKER NON-VOTES. Election of directors requires the affirmative vote of the shares represented at the annual meeting. Abstentions and Broker Non-Votes will have no effect in the election of directors.

    RECORD DATE. Shareholders of record at the close of business on September 1, 2000 are entitled to vote at the annual meeting. On September 1, 2000, the Company had 41,842,048 shares of common stock outstanding, and there were no shares of preferred stock outstanding. The preferred stock was repurchased from the shareholders with a redemption date of August 28, 2000. Each share of common stock entitles the holder thereof to one vote.

    DISCRETIONARY AUTHORITY. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

    SOLICITATION OF PROXIES. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

    MAILING AND FORWARDING OF PROXY MATERIALS. On or about September 15, 2000, we mailed this proxy statement and the enclosed proxy card to shareholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the common stock and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

    EXECUTIVE OFFICES. The principal executive office of the Company is 1016 South 28th Street, Tacoma, Washington 98409. The phone number for the Company is
(253) 383-9101.

PROPOSAL 1.  ELECTION OF DIRECTORS

    The Company's directors are elected each year at the annual meeting of shareholders to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified. The Company's Board of Directors currently consists of seven directors. The Board of Directors has nominated the following persons for election as directors, all of whom are currently directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. The nominees are as follows:

    ROBERT J. SULLIVAN, age 70, has served as Chairman of the Board of the Company since July 3, 2000 and as a director since November 1994. Prior to joining the Company he served as a financial consultant of the Company from July 1993 to June 1994. Additionally, Mr. Sullivan has an extensive career of over 35 years in financial management, with Price Waterhouse & Co. and as a member of executive management with companies listed on NYSE and AMEX.

    RICHARD L. KING, age 51, has served as Director since July 2000 and as Chief Executive Officer and President since May 2000. Prior to joining Labor Ready, Mr. King was Chief Operating Officer and President of Albertson's, Inc.
Mr. King held various positions during his 33 year tenure at Albertson's, including Group Vice President of Merchandising, Senior Vice President and Regional Manager. In 1996, Mr. King was promoted to President and COO and served in that capacity until June 1999 when Albertson's merged with American Stores. During his tenure at Albertson's, King had responsibility for a $16 billion operation, with more than 100,000 employees and nearly 1,000 stores.

    JOSEPH P. SAMBATARO, JR., age 50 has served as a Director of the Company since January 2000. In August 1997, Mr. Sambataro joined the Company as Executive Vice President, Treasurer, Chief Financial Officer and Assistant Secretary. Prior to joining the Company, he served as the Managing Partner of the Seattle office of BDO Seidman, LLP, an accounting and consulting firm, from 1990 to 1997. In 1985, Mr. Sambataro was co-founder, and served as Director and Officer of Ecova Corporation, an on-site toxic waste remediation company until 1989. From 1972 until 1985 Mr. Sambataro was a Partner with KPMG Peat Marwick in the New York, Miami and Seattle offices.

    THOMAS E. MCCHESNEY, age 54, has served as a director of the Company since July 1995. In September 1996, Mr. McChesney became associated with Blackwell Donaldson and Company, as director of investment banking. Mr. McChesney is also a director of USOL Holdings, Inc. and Nations Express, Inc. Previously,
Mr. McChesney was an officer and director of Paulson Investment Co. and Paulson Capital Corporation from March 1977 to June 1995.

    RICHARD W. GASTEN, age 62, has served as a Director of the Company since August 1996. Mr. Gasten has also served as a Director of Labour Ready Temporary Services, Ltd., the Company's Canadian subsidiary and as a consultant to the Company since September 1995. In June 1997, Mr. Gasten was appointed to the position of Vice President and Secretary of the Canadian subsidiary. With this appointment, the consulting agreement with Mr. Gasten terminated. Mr. Gasten has over 25 years experience as a member of executive management with Western Capital Trust Company, Vancouver, B.C., Unity Bank of Canada and The Bank of Nova Scotia.

    CARL W. SCHAFER, age 64, has served as a Director of the Company since September of 1999. Mr. Schafer currently serves as President of The Atlantic Foundation. Prior to his work with The Atlantic Foundation, Mr. Schafer's experience includes the U.S. Bureau of the Budget, Financial Vice President and Treasurer of Princeton University, Chairman of the investment advisory committee for the Howard Hughes Medical Institute and Principal of Rockefeller &
Co., Inc. He also serves on various boards including the Paine Webber and Guardian Groups of mutual funds.

INDEMNIFICATION OF DIRECTORS

    The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

MEETINGS AND COMMITTEES OF THE BOARD

    COMPENSATION COMMITTEE. The Board of Directors appointed a Compensation Committee to review and recommend executive compensation. The Compensation Committee, which currently consists of Messrs. McChesney, who chairs the committee, Sullivan and Schafer, met four times during fiscal year 1999.

    AUDIT COMMITTEE. The Board of Directors appointed an Audit Committee currently consisting of Messrs. Sullivan, who chairs the committee, McChesney and Schafer to consider the adequacy of the internal controls and the objectivity of financial reporting. The Audit Committee recommends to the Board the appointment of the independent public accountants, subject to ratification by the shareholders at the annual meeting. The Audit Committee met four times during fiscal year 1999.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of each class of equity securities of the Company as of September 1, 2000 for (i) each person known to the Company to own beneficially 5% or more of any such class, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all officers and directors of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

                                                             AMOUNT AND
                                                             NATURE OF
                                                             BENEFICIAL
                                                             OWNERSHIP
NAME & ADDRESS                                               (NUMBER OF   PERCENT
OF BENEFICIAL OWNER                        TITLE OF CLASS    SHARES)(1)   OF CLASS
-------------------                        ---------------   ----------   --------
Robert J. Sullivan(1)....................   Common Stock       102,785         *

Richard L. King..........................   Common Stock         4,000         *

Joseph P. Sambataro, Jr.(1)..............   Common Stock       262,869         *

Ronald L. Junck(1).......................   Common Stock       479,394       1.2%

Todd A. Welstad(1).......................   Common Stock       174,935         *

Thomas E. Gilbert(1).....................   Common Stock        35,288         *

Richard W. Gasten(1).....................   Common Stock        41,956         *

Thomas E. McChesney(1)...................   Common Stock       164,466         *

Carl W. Schafer(1).......................   Common Stock         4,000         *

Wallace R. Weitz & Company(2)............   Common Stock     4,630,500      11.1%
1125 South 103rd Street, Suite 600
Omaha, NE 68124-6008

Glenn A. Welstad(3)......................   Common Stock     4,066,168       9.7%
P.O. Box 1317
Tacoma, WA 98401-1317

Wanger Asset Management, L.P.(4)(5)......   Common Stock     3,485,500       8.3%
227 West Monroe Street, Suite 3000
Chicago, IL 60606

All Officers and Directors as Group (10     Common Stock     1,288,443       3.1%
Individuals)(1)..........................

------------------------

*   Less than 1%.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended and includes shares of common stock issuable upon exercise of options, warrants, and other securities convertible into, or exchangeable for, common stock currently exercisable or exercisable within 60 days of September 1, 2000.

(2) As reported in the Schedule 13G filed by Wallace R. Weitz & Company on September 6, 2000.

(3) Effective June 30, 2000, Mr. Welstad resigned as Chairman of the Board and effective May 16, 2000, he resigned as Chief Executive Officer and President.

(4) Shared voting power.

(5) As reported in the Schedule 13G filed by Wanger Asset Management, L.P. on February 11, 2000.

PROPOSAL 2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP to serve as the independent auditors of the Company for the calendar year ending December 31, 2000. Representatives of Arthur Andersen will be present at the annual meeting to make a statement if they desire to do so and respond to appropriate questions by shareholders. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of Arthur Andersen LLP as the Company's independent auditors for the calendar year ending December 31, 2000. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                               EXECUTIVE OFFICERS

    The names, ages and positions of the non-director executive officers of the Company are listed below along with their business experience during the past five years. No family relationships exist among any of the directors or executive officers of the Company.

    RONALD L. JUNCK, age 52, has served as Secretary and a Director of the Company since November 1995. In February 1998, Mr. Junck joined the Company as Executive Vice President and General Counsel. From 1974 until 1998, Mr. Junck practiced law in Phoenix, Arizona, specializing in business law and commercial transactions and serving as the Company's outside counsel. As an attorney, he has extensive trial experience in a variety of commercial cases and has lectured widely at a number of colleges and universities.

    TODD A. WELSTAD, age 31, has served as Chief Information Officer of the Company since August 1997. Mr. Welstad joined the Company in January 1994 as a Branch Manager and in August 1994 was promoted to Systems Analyst in the MIS Department. From October 1994 until August 1997, Mr. Welstad served as Director of the MIS Department. From February 1989 to December 1994, Mr. Welstad was employed as a Technical Supervisor at Micro-Rel, a division of Medtronics.

    STEVEN C. COOPER, age 38, has served as Vice President of Finance since August 2000. Mr. Cooper joined the Company in April 1999 as Corporate Controller. Prior to joining the Company, Mr. Cooper's most recent position was with the international consulting and accounting firm of Arthur Andersen as a Senior Manager in Business Process Consulting from 1998 to 1999. From 1993 to 1998, Mr. Cooper worked for Albertson's as the Director of Corporate Internal Controls. He was a Senior Manager with Deloitte & Touche from 1985-1993.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation earned by the Chief Executive Officer and the next four most highly compensated executive officers of the Company for the last completed fiscal year.

                         SUMMARY COMPENSATION TABLE(1)

                                                                  LONG-TERM
                                                                 COMPENSATION
                                                                    AWARDS
                                                                 ------------          ALL OTHER COMPENSATION
                                                 ANNUAL           SECURITIES    ------------------------------------
                                              COMPENSATION        UNDERLYING
                                          --------------------     OPTIONS/     MATCHING 401(K)    SPLIT DOLLAR LIFE
NAME AND POSITION                           YEAR     SALARY($)     SARS(#)       CONTRIBUTIONS       INSURANCE($)
-----------------                         --------   ---------    ----------    ----------------   -----------------
Glenn A. Welstad........................    1999      519,231        30,000           2,500             176,526
  Chairman of the Board, Chief Executive    1998      497,380        45,000           2,500             166,000
  Officer and President(2)                  1997      452,958            --           2,375                  --

Joseph P. Sambataro, Jr.................    1999      207,692        30,000           2,500                  --
  Director, Executive Vice President        1998      192,692        45,000           1,731                  --
  Chief Financial Officer, Treasurer        1997       53,328       405,000              --                  --
  and Assistant Secretary

Ronald L. Junck.........................    1999      207,692        30,000              --                  --
  Director, Executive Vice President,       1998       73,077       382,500              --                  --
  General Counsel and Secretary             1997           --            --              --                  --

Todd A. Welstad.........................    1999      193,143        30,000           1,932                  --
  Chief Information Officer                 1998      137,769        45,000           1,378                  --
                                            1997      104,808       146,757           1,048                  --

Thomas E. Gilbert.......................    1999      193,786        30,000           2,500                  --
  Regional Vice President                   1998      168,000         9,554           2,500                  --
                                            1997      153,577        35,438           1,487                  --

------------------------

(1) None of the named executives received compensation reportable under the Restricted Stock Awards or Long-Term Incentive Plan Payouts columns.

(2) Effective June 30, 2000, Mr. Welstad resigned as Chairman of the Board and effective May 16, 2000, he resigned as Chief Executive Officer and President.

OPTION GRANTS DURING 1999 FISCAL YEAR

    The following table provides information related to options granted to the executive officers named in the Summary Compensation Table during 1999.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              ---------------------------------------------------------   POTENTIAL REALIZABLE
                              INDIVIDUAL GRANTS                                             VALUE AT ASSUMED
                              -----------------                                              ANNUAL RATES OF
                                  NUMBER OF        % OF TOTAL                                  STOCK PRICE
                                 SECURITIES       OPTIONS/SARS   EXERCISE                   APPRECIATION FOR
                                 UNDERLYING        GRANTED TO     OR BASE                    OPTION TERM(1)
                                OPTIONS/SARS      EMPLOYEES IN     PRICE     EXPIRATION   ---------------------
NAME                             GRANTED(2)       FISCAL YEAR    ($/SH)(3)      DATE         5%          10%
----                          -----------------   ------------   ---------   ----------   ---------   ---------
Glenn Welstad...............        30,000             1.4%        17.33        3/1/04     143,700     317,400
  Chairman of the Board,
  Chief Executive Officer
  and President(4)

Joseph P. Sambataro, Jr.....        30,000             1.4%        17.33        3/1/04     143,700     317,400
  Director, Executive Vice
  President, Chief Financial
  Officer, Treasurer and
  Assistant Secretary

Ronald L. Junck.............        30,000             1.4%        17.33        3/1/04     143,700     317,400
  Director, Executive Vice
  President, General Counsel
  and Secretary

Todd A. Welstad.............        30,000             1.4%        17.33        3/1/04     143,700     317,400
  Chief Information Officer

Thomas E. Gilbert...........        30,000             1.4%        17.33        3/1/04     143,700     317,400
  Regional Vice President

------------------------

(1) The potential realizable value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's common stock over the term of the options. These numbers do not take into account certain provisions of the options providing for cancellation of the option following termination of employment.

(2) Options to acquire shares of common stock. The options vest 25% annually over the next four years.

(3) The option exercise price may be paid in shares of common stock owned by the executive officer, in cash, or in any other form of valid consideration or a combination of any of the foregoing, as determined by the Compensation Committee in its discretion.

(4) Effective June 30, 2000, Mr. Welstad resigned as Chairman of the Board and effective May 16, 2000, he resigned as Chief Executive Officer and President.

OPTION EXERCISES DURING 1999 AND YEAR END OPTION VALUES

    The following table provides information related to options exercised by the named executive officers during 1999 and the number and value of options held at year-end. The Company does not have any outstanding stock appreciation rights ("SARs").

                     AGGREGATE OPTION/SAR EXERCISES IN 1999
                         AND YEAR-END OPTION/SAR VALUE

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                     OPTIONS/SARS AT               OPTIONS/SARS AT
                                                                  DECEMBER 31, 1999(#)         DECEMBER 31, 1999($)(1)
                               SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                           ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   -----------   -----------   -------------   -----------   -------------
Glenn Welstad................          --                --       11,250         63,750       $    844       $  2,531
  Chairman of the Board,
  Chief Executive Officer and
  President(2)

Joseph P. Sambataro, Jr......      45,750        $1,557,942       97,121        164,998       $724,479       $855,748
  Director, Executive Vice
  President, Chief Financial
  Officer, Treasurer and
  Assistant Secretary

Ronald L. Junck..............          --                --      188,608        233,342       $569,520       $500,104
  Director, Executive Vice
  President, General Counsel
  and Secretary

Todd A. Welstad..............      30,375                --       93,572        128,693       $440,351       $277,927
  Chief Information Officer

Thomas E. Gilbert............          --        $  427,651        5,062         51,510       $ 33,404       $121,559
  Regional Vice President

------------------------

(1) The closing price for the Company's common stock as reported by the New York Stock Exchange on December 31, 1999, was $12.13.

(2) Effective June 30, 2000, Mr. Welstad resigned as Chairman of the Board and effective May 16, 2000, he resigned as Chief Executive Officer and President.

COMPENSATION OF DIRECTORS

    Each nonemployee director receives an annual retainer of $20,000, $1,000 for attending each regular or special Board of Directors meeting, and $500 for attending each assigned committee meeting. The Board of Directors met four times in fiscal year 1999. The 1996 Stock Option and Incentive Plan provides for the annual grant to directors of the Company of a nonqualified option for 2,000 shares on the first business day of each January, vesting after 6 months of service as a director, and exercisable at the fair market value of the Company's common stock. In addition, the Board of Directors may grant a nonqualified option to a director upon his or her initial election or appointment to the Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(*)

    The Company's executive compensation is determined by a compensation committee comprised of three members of the Board of Directors, Messrs. McChesney, Sullivan and Schafer. The philosophy of the Company's executive compensation program is that compensation of executive officers should be directly and materially linked both to the operating performance of the Company and to the interests of Shareholders.

    Annual cash compensation, together with stock options, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long term success of the Company. The Board of Directors approved guidelines for annual grants of stock options to management and administrative personnel. Under the plan as approved, each of the executive officers of the Company receives a grant of options each year, subject to approval by the Compensation Committee.

    With respect to other executive officers, the Compensation Committee sets salary based on recommendations of the CEO, unless the officer's salary is established by written contract. With respect to officers that have recently joined the Company, the recommendations are based on the CEO's negotiations with the officer as necessary to attract such persons to become officers of the Company. The Compensation Committee reviews the salaries for officers with comparable duties of companies of comparable revenue size in the Pacific Northwest. Annual salary increases are typically modest, except to reflect changes in responsibilities.

Members of the Compensation Committee

Thomas E. McChesney, Chair
Robert J. Sullivan
Carl W. Schafer

EMPLOYMENT AGREEMENTS:

    In May of 2000, the Company entered into an employment agreement with Richard King, the Company's Chief Executive Officer and President, which provides for annual compensation of $475,000, subject to annual increases on the anniversary date of the agreement at the discretion of the compensation committee. In addition, the employment agreement provides for a bonus, as determined by the compensation committee, based on Mr. King's performance, and the overall performance of the Company. The agreement provides Mr. King with options to purchase 350,000 shares of the Company's common stock at its fair market value at date of grant of $10.00. Under this plan, 62,500 options vest annually to 2004 and the remaining 100,000 shares vest in November of 2004. The agreement expires in 2005.

    In February 1998, the Company entered into an employment agreement with Ronald L. Junck, the Company's Executive Vice President, General Counsel and Secretary, which provides for annual compensation of $250,000 in 2000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, as determined by the compensation committee, based on Mr. Junck's performance, and the overall performance of the Company. The agreement provides Mr. Junck with options to purchase 337,500 shares of the Company's common stock at its fair market value at date of grant of $9.22. Under this plan, 42,188 options vest semi-annually to 2001. The agreement expires in 2002.

------------------------

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

    In August 1997, the Company entered into an employment agreement with Joseph
P. Sambataro, Jr., the Company's Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary, which provides for annual compensation of $250,000 in 2000, subject to annual increases on the anniversary date of the agreement at the discretion of the Board of Directors. In addition, the employment agreement provides for a bonus, as determined by the compensation committee, based on Mr. Sambataro's performance, and the overall performance of the Company. The agreement provides Mr. Sambataro with options to purchase 405,000 shares of the Company's common stock at its fair market value at date of grant of $3.70. Under this plan, 101,250 of the options vest on the date of grant and 50,625 options vest semi-annually to 2000. The agreement expires in 2001.

RELATED PARTY TRANSACTION

    On June 21, 2000, a $3.5 million unauthorized loan was issued to, then Chairman of Board, Glenn Welstad. The loan was repaid on June 27, 2000 with interest of $5,542 (9.5% annual interest rate).

PERFORMANCE GRAPH

    The following graph depicts the Company's stock price performance from December 30, 1994 through December 31, 1999, relative to the performance of the Dow Jones Composite, and a peer group of companies in the temporary labor industry. All indices shown in the graph have been reset to a base of 100 as of December 30, 1994, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The lines represent calendar year end index levels; if the Company's calendar year ended on a Sunday, the preceding trading day was used.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LABOR READY, INC.  PEER GROUP  DOW JONES COMPOSITE
12/30/94               $100        $100                 $100
12/29/95               $263        $112                 $136
12/31/96               $333        $126                 $166
12/31/97               $712        $140                 $217
12/31/98             $1,093        $124                 $243
12/31/99             $1,010        $165                 $277

------------------------

* PEER GROUP INCLUDES KELLY SERVICES, INC., MANPOWER, INC., NORRELL CORPORATION, OLSTEN CORPORATION, AND REMEDYTEMP, INC. NORRELL CORPORATION, A PEER GROUP MEMBER, WAS ACQUIRED BY INTERIM SERVICES EFFECTIVE JULY 6, 1999.

SOURCE: CARL THOMPSON ASSOCIATES WWW.CTAONLINE.COM (800) 959-9677. DATA FROM BLOOMBERG FINANCIAL MARKETS

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it or representations from certain reporting persons, the Company believes that during 1999 all applicable Section 16(a) filing requirements were met.

                           PROPOSALS OF SHAREHOLDERS

    The Company anticipates that the 2001 Annual Meeting will be held no later than August 2001. Accordingly, a shareholder proposal to be presented at the Company's 2001 Annual Meeting of Shareholders and included in the Company's proxy statement relating to such meeting must be received by the Company at its executive offices at 1016 South 28th Street, Tacoma, Washington 98409, no later than March 1, 2001. Please send the proposal to the attention of the Company's Corporate Secretary.

                                 OTHER BUSINESS

    We do not intend to bring any other business before the meeting, and so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                           FORM 10-K REPORT AVAILABLE

    A copy of the Company's annual report on Form 10-K, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon request to Chief Financial Officer, Labor Ready, Inc., 1016 South 28th Street, Tacoma, Washington 98409; telephone: (253) 383-9101.

                                          LABOR READY, INC.
                                          By Order of the Board of Directors

                                          [SIG]

                                          Ronald L. Junck
                                          Secretary

                                          Tacoma, Washington
                                          September 15, 2000

                                     PROXY
                     FOR ANNUAL MEETING OF THE SHAREHOLDERS
                               LABOR READY, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert J. Sullivan and Ronald L. Junck (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the annual meeting of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, October 25, 2000, at the La Quinta Inn, 1425 East 27th Street, Tacoma, Washington, and at any adjournment thereof.

1.   FOR Election of directors:  / / Robert J. Sullivan, Richard
     L. King, Thomas E. McChesney, Richard W. Gasten, Carl W.
     Schafer, and Joseph P. Sambataro, Jr.

     WITHHOLD AUTHORITY to vote for the following directors
     (write in name):

     ------------------------------------------------------------

2. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the calendar year ending December 31, 2000.

              / /  FOR              / /  AGAINST              / /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2.

                                                    ____________________________

                                                    Signature

                                                    ____________________________

                                                    Signature, if held jointly

                                                    ____________________________

                                                    Print Name(s)

                                                    Dated: _______________, 2000

    IMPORTANT--PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.